UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 30, 2008
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14120 Ballantyne Corporate Place, Ste 350, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 31, 2008, Lance, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 27, 2008. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. The Company will hold an investor conference call and live webcast on October 31, 2008 to discuss its financial results for the third quarter of 2008. A copy of the slide presentation for the conference call is furnished as Exhibit 99.2 and incorporated herein by reference. The press release and slide presentation contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ materially.
The slide presentation attached hereto also presents measures not derived in accordance with generally accepted accounting principles (“GAAP”). The Company believes the non-GAAP financial measures provide useful information to investors as the measures emphasize core on-going operations and are helpful in comparing past and present operating results. The Company uses these measures to evaluate past performance and prospects for future performance. The presentation of non-GAAP financial measures by the Company should not be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.
The information furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End.
     On October 30, 2008, the Company filed with the Secretary of State of North Carolina Articles of Amendment eliminating its Series A Junior Participating Preferred Stock, no shares of which have been issued. The Articles of Amendment of the Company are attached as Exhibit 3.1 hereto and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

3.1	Articles of Amendment of Lance, Inc., as filed on October 30, 2008, eliminating the Company’s Series A Junior Participating Preferred Stock.

99.1	Press Release, dated October 31, 2008, with respect to the Company’s financial results for the third quarter ended September 27, 2008.

99.2	Slide Presentation for the October 31, 2008 investor conference call regarding the Company’s financial results for the third quarter ended September 27, 2008.
The information furnished as Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: October 31, 2008	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
October 30, 2008	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Articles of Amendment of Lance, Inc., as filed on October 30, 2008, eliminating the Company’s Series A Junior Participating Preferred Stock.

99.1	Press Release, dated October 31, 2008, with respect to the Company’s financial results for the third quarter ended September 27, 2008.

99.2	Slide Presentation for the October 31, 2008 investor conference call regarding the Company’s financial results for the third quarter ended September 27, 2008.